ING Series Fund, Inc.

ING Growth and Income Fund

(“Fund”)

Supplement dated January 7, 2008

to the Class ABC Prospectus, Class I Prospectus, and Class A, Class B, Class C, Class I,
Class O and Class R shares’ Statement of Additional Information (“SAI”)

each dated September 28, 2007

1.                                       Effective December 31, 2007, Scott Lewis is no longer a Portfolio Manager to the Fund.  All references to Mr. Lewis relating to the management of the Fund in the Prospectuses and SAI are hereby deleted in their entirety.

2.                                       The first and second paragraphs under the section entitled “Management of the Funds – ING Growth and Income Fund” on page 38 of the Class ABC Prospectus and page 34 of the Class I Prospectus are revised as follows:

The following individual is responsible for the day-to-day management of ING Growth and Income Fund:

Christopher F. Corapi, Portfolio Manager and Director of Fundamental Equity Research, ING IM, has co-managed the Fund since 2004 and solely managed the Fund since December 2007. Mr. Corapi joined ING IM in February 2004 and has over 22 years of investment experience. Prior to joining ING IM, Mr. Corapi served as the Global Head of Equity Research at Federated Investors since 2002. He served as Head of U.S. Equities and portfolio manager at Credit Suisse Asset Management beginning in 2000 and the Head of Emerging Markets Research at JP Morgan Investment Management beginning in 1998.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE